Filed pursuant to Rule 497(e)             Registration Statement Nos. 33-29180 and 811-05823

Supplement dated March 26, 2020

to
Prospectus dated March 2, 2020

for
Domini Sustainable Solutions FundSM

(the “Fund”)

The following supplements the “Principal Risks” and “More on the Risks of Investing in the Funds” sections of the Prospectus:

Recent events.  The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States.  Financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted.  Liquidity for many instruments has been greatly reduced for periods of time.  Some interest rates are very low and in some cases yields are negative.  Some sectors of the economy and individual issuers have experienced particularly large losses.  These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the Fund’s investments.  The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.  Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets.  The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, will not be known for some time.

If you have any questions concerning this supplement, please contact Domini at 1-800-582-6757.

Please retain this supplement with your prospectus for future reference.